                                                                   Exhibit 10(a)

STATE OF SOUTH CAROLINA   )                             COMMERCIAL SPACE LEASE
                          )                             PLANTATION BUSINESS PARK
COUNTY OF BEAUFORT        )

     THIS LEASE, made as of November 19/th/, 1999 by and between Carolina Office
                            ---------------
Park, LLC, owners of #7 Plantation Park Drive, Plantation Business Park, Bluffton, South Carolina, 29910, (hereinafter referred to as the "Landlord") and Millionaire.com, d.b.a., Millionaire Magazine (hereinafter referred to as the "Tenant").

     WHEREAS, Landlord is the owner of #7 Plantation Park Drive desires to lease to Tenant and Tenant desires to lease from Landlord certain office space:

     NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter specified, the parties agree as follows:

                                   ARTICLE I
                                GRANT AND TERM
                                --------------

     1.01 The Landlord hereby leases to the Tenant and the Tenant hereby takes and rents from the Landlord: Office space consisting of approximately 3625 square feet within #7 Plantation Park Drive, Plantation Business Park, Bluffton, South Carolina 29910 (hereinafter referred to as the "Leased Premises"). It is expressly acknowledged and agreed by the Tenant that Tenant has inspected the Leased Premises and has agreed and desires to lease the space as shown, and that it is not relying on the stated square footage above, which may be approximate. See Schedule A (2 parts, attached).
    ----------

     1.02  The commencement date of this lease is upon completion of attached
                                                  ---------------------------
improvements (Schedule C) or tenant's occupancy, whichever comes first.
----------------------------------------------------------------------

            Actual date: ______________. Initials ______ / ______.

     1.03 The termination date of this lease is one calendar year from date of commencement of this lease as stated in paragraph 1.02.

     1.04 Tenant shall be permitted to perform the following previously approved tenant improvements.

a) Installation of "mini-kitchen" area including necessary plumbing at Tenant's expense up to a $4000 maximum cost.

b) Installation of necessary communication lines at Tenant's expense. Site plan for installation must be submitted to Landlord and approved in writing to Tenant prior to installation. Reasonable easement will be granted with the understanding there will be no permanent damage to site. Any temporary damage to site must be restored to its original state within a reasonable amount of time. Upon termination or expiration of lease, Landlord may, at it's discretion, require lines be removed and site restored to its original state at the expense of Tenant.

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                                  ARTICLE II
                                     RENT
                                     ----

     2.01 (a) The Tenant shall pay the Landlord rent for the initial term of the lease on a monthly basis on the following schedule:

           BASE RENT   $13 per square foot, $3927.00 per month, during the first
calendar year after inception of lease as stated in paragraph 1.02.

           CAMTIM:   Will be billed pro-rata based on square footage leased in
the building for those items described in paragraph 2.03. Tenant's leased space is equal to 32% of total space.

           (b) Base rents thereafter will increase as follows (if left blank, increase will be 5% per year):

           2/nd/ year  Base rent will be $3927.00 per month.
           3/rd/ year  Base rent will be $4123.00 per month
           4/th/ year  Base rent will be $4227.00 per month.

     2.02 Tenant has three (3) one-year renewal options upon all the same terms and conditions hereof, at a rental rate to be negotiated and agreed to between the parties hereto. Tenant shall deliver in writing to Landlord at the above address a notice to renew no later than ninety (90) days prior to the termination of the initial lease term or each renewal term. Failure to exercise said options shall result in the expiration thereof.

     2.03 It is the intention of the Landlord and the Tenant that the rent herein specified shall be net to the Landlord in each year during the term of the lease. All costs, expenses and obligations of every kind relating to the Leased Premises, including but not limited to a proportionate share (based on square footage) of indoor and outdoor common area and building maintenance and repair, utilities, real estate taxes, fees and assessments, insurance, trash, any waste disposal, reasonable management and accounting fees and other expenses reasonably related to leased space at #7 Plantation Park Drive (hereinafter referred to a "CAMTIM"), which may arise or come due during the terms of this Lease, shall be paid by the TENANT, and the Landlord shall be indemnified by the Tenant against such costs, expenses and obligations.

     Tenant shall be responsible during the Lease term and any renewals thereof for the payment of utility charges and other services that are billed directly in the Tenant's name.

     2.04 The said base rent and CAMTIM shall be paid to the Landlord on the first (1/st/) day of every month at the address indicated above, without notice or demand abatement, deduction, counterclaim or setoff. The rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the term of this Lease. Rents not paid by 5 p.m. on the tenth (10th) day of the month will be subject to a ten percent (10%) late payment penalty, assessed per month for each late payment.

     2.05 In the event of default by Tenant under this Lease, Landlord shall have the right, in its sole discretion, to pay or perform any of the requirements and duties of the Tenant hereunder, in which event Tenant shall immediately reimburse Landlord for any such sums actually expended by Landlord.

     2.06 [PARAGRAPH WAIVED] Tenant, concurrently (or previously) with the execution of this Lease, has deposited with Landlord the sum of $___________ (the "Security Deposit") as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of the Lease, including but not limited to the provisions relating to the payment of rent, landlord may use, apply or retain the Security Deposit against all or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall within five (5) days after written demand, deposit cash with landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform each provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the lease term and upon Tenant's vacating the premises.

                                  ARTICLE III
                              USE AND OCCUPATION
                              ------------------

     3.01 During the term of this Lease, or any renewal thereof, the Leased Premises shall be used and occupied as office space. The Tenant shall not use the Leased Premises for any other purpose or in violation of any law, municipal ordinance or regulation.

     3.02 If Landlord is unable to give possession of the Leased Premises on the date of commencement of the term because of the holding-over or retention of possession of any tenant, undertenant or occupant, Landlord shall not be subject to any liability for failure to give possession. The lease shall not be impaired, but the rent shall be abated, provided the Tenant is not responsible for the inability to obtain possession, until the Leased Premises is ready for Tenant's occupation.

     3.03 The Landlord has not conveyed to the Tenant any right in or to the outer side of the outside walls of the building of which the leased property forms a part, or to any windows, doors, or interior walls. The Tenant shall not display or erect any lettering, sign, advertisement, awning or other projection in or on the Leased Premises, or in or on the building of which it forms a part, without the prior written consent of the Landlord.

     3.04 Tenant and its employees who work within the Leased Premises shall have the right to park a reasonable number of cars in the #7 Plantation Park Drive parking lot. Tenant shall not be allowed to otherwise use said parking lot without the express written consent of Landlord except as provided in Section 3.05.

     3.05 After normal business hours Monday through Friday, and on weekends, Tenant shall be allowed to utilize extra parking space to conduct business as needed without prior consent of Landlord. Tenant is responsible for leaving premises in a clean condition after such use at Tenant's own cost and expense. Furthermore, Tenant agrees to hold Landlord harmless from all responsibility that may arise from such use.

     3.06 Tenant agrees to faithfully observe and strictly comply with rules and regulations as stated in Schedule B attached. Landlord may also adopt further regulations from time to time concerning the preservation of the Leased Premises, building and adjoining property. The Rules and Regulations are made a part of this lease.

                                  ARTICLE IV
                                  MAINTENANCE
                                  -----------

     4.01 It is mutually agreed between the parties that the Tenant is to keep the interior of the Leased Premises in repair at its own cost and expense; including, but not limited to, such items as housekeeping, window cleaning, replacement of light bulbs, ballasts, etc. and any necessary repainting. Tenant is responsible to maintain and keep in good repair all plumbing fixtures within the Leased Premises. Tenant hereby agrees to maintain the interior of the Leased Premises in a reasonable manner and return the same to the Landlord at the expiration of this Lease in a like condition, normal wear and tear excepted.

     4.02 In the event of failure in or damage to the physical plant, the Landlord shall use due diligence to relieve the situation in as short a time as reasonably possible.

     4.03 The Tenant, in maintaining the Leased Premises, shall keep and maintain it in a clean, sanitary and safe condition in accordance with the laws of the State of South Carolina, in accordance with all directions, rules, and regulations of the Health Officer, Fire Marshall, Building Inspector, or other official person of governmental agencies having jurisdiction over the property.

                                   ARTICLE V
                                  ALTERATIONS
                                  -----------

     5.01 Except as provided for in Section 1.04 of this Lease, the Tenant shall not have the right to make alterations or improvements to the Leased Premises, including the remodeling of the building, without obtaining prior written approval of the Landlord.

     5.02 All alterations, decorations, additions and improvements made by the Tenant, whose removal would substantially and materially (i.e. repair cost exceeds $100.00 overall) damage the Leased Premises, shall become the property of the Landlord.

     5.03 Permanently constructed improvements in place at time of occupancy are and will remain the property of the Landlord. Changes can be made only with the Landlord's consent.

                                  ARTICLE VI
                            INDEMNITY AND INSURANCE
                            -----------------------

     6.01 The Tenant shall indemnify the Landlord and save it harmless from and against any and all claims, common actions, damages, liabilities, and expenses except as caused in whole or in part by accident or negligence of the Landlord, in connection with loss of life, personal injury and/or damage to the property arising from or out of any occurrence in or at the Leased

Premises, or from the occupancy or use by the Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, or agents of the Tenant. The Tenant shall also pay all costs, expenses and reasonable attorney fees that may be incurred or paid by the Landlord in enforcing the covenants and agreements of this Lease.

     6.02 During the term of this lease, the Tenant shall keep its personal property in the Leased Premises insured, at its sole cost and expenses, against claims, fire and other risks in a broad form coverage and for personal injury under a policy of general public liability insurance with a limit of at least Five Hundred Thousand ($500,000.00) Dollars. Such policy shall name the Landlord as an additional insured. Within thirty (30) days after a request by the Landlord, the Tenant shall deliver to the Landlord proof that such insurance has been purchased and is in full force and effect. Both the Landlord and any mortgages holding a security interest in the real property shall have the reasonable right to specify insurance company or carriers, which shall carry the policies. Failure to pay premiums or deliver certificates as stated shall permit Landlord, at its option, to procure such insurance and pay the required premiums, which payment shall be due immediately to the Landlord, or to terminate the lease.

     6.03 The Landlord and all mortgagees shall be additional named insured on all policies.

                                  ARTICLE VII
                              UTILITIES AND TAXES
                              -------------------

     7.01 The Landlord shall not be liable or responsible for any interruption of any utility or other service, including but not limited to the heating and air conditioning system, or interruption in connection with the making of repairs, on the building or on the Leased Premises.

     7.02 Tenant shall pay all personal property taxes and assessments on its property in the Leased Premises, as well as all utility services in its name.

                                 ARTICLE VIII
                           ASSIGNING AND SUBLETTING
                           ------------------------

     a) The Tenant does not have the right to assign or sublet this Lease in whole or in part without the express written consent of the Landlord, which consent may be withheld for any reason, at the sole discretion of the Landlord.

                                  ARTICLE IX
                      DESTRUCTION OF THE LEASED PREMISES
                      ----------------------------------

     9.01 Should the Leased Premises be so damaged by fire or other cause that rebuilding or repairs cannot be completed within sixty (60) days from the date of the fire or other cause of damage, then either the Landlord or Tenant may terminate this Lease, in which event rent shall be abated from the date of such damage or destruction. However, if the damage or destruction is such that rebuilding or repairs can be completed within sixty (60) days, then Landlord covenants and agrees to make such repairs with reasonable promptness and dispatch, and to allow Tenant an abatement in the rent for such time as the building is unusable or proportionately for such portion of the Leased Premises as shall be unusable and the Tenant covenants and agrees that the terms of this Lease shall not be otherwise affected. Landlord shall not be liable for any damages, compensation and claims, inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Leased Premises.

                                   ARTICLE X
                                EMINENT DOMAIN
                                --------------

     10.01 If the whole of the Leased Premises shall be taken by public authority under the power of Eminent Domain, or sold under threat of such proceedings to condemn, then this Lease shall cease from the time when possession is taken by such public authority and the rent shall be paid up to that date. The Landlord shall make proportionate refund of such rent as may have been paid in advance. If any part of the Leased Premises shall be so taken as to render the remainder thereof unusable for the purposes for which the Leased Premises were leased, then the Landlord and the Tenant shall each have the right to terminate this Lease on thirty (30) days notice to be given the other within ninety (90) days after the date of such taking.

     10.02 All compensation awarded or paid upon such a total or partial taking of the Leased Premises as shall be attributable to the Leased Premises owned by the Landlord shall belong to and be the property of the Landlord without any participation by the Tenant; provided, however, that nothing contained herein shall be construed to preclude the Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for loss or damage to, or cost of removal of, or the value of stock, trade fixtures, furniture, belonging to the Tenant.

                                  ARTICLE XI
                               DEFAULT OF TENANT
                               -----------------

     11.01 In addition to all rights under law and equity available to Landlord, Landlord shall have the immediate right to declare this Lease terminated and shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at a cost, and for the account of the Tenant, without evidence of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damages which may be occasioned thereby.

     11.02 Upon a declaration of default, as set forth above, the Landlord shall have the right to accelerate the rental payments due hereunder, so that all unpaid rents shall become immediately due and payable.

     11.03 The rights set forth above are collective in nature and are not mutually exclusive of any other remedy contained herein or at law.

     11.04 Landlord shall be entitled to collect from the Tenant reasonable attorney fees and costs in any litigation enforcing the terms and provisions of this Lease. Landlord shall be entitled to collect reasonable attorney fees and costs from Tenant in connection with any litigation in which the Landlord is named a party as a result of some action or inaction of the Tenant. In the event of a default by the Landlord, the Tenant shall have all remedies available under law or equity.

     11.05 Prior to default occurring under the terms of this Lease, the non-defaulting party must give a written notice of the right to cure the default to the defaulting party. Said notice must provide the nature of the default, the action necessary to cure the default, and ten (10) days to cure same. If the default, other than monetary default, is of a nature that cannot be cured within ten (10) days, a reasonable period of time shall be allowed to cure said default if the defaulting party, with all due diligence, proceeds to cure same.

     11.06 The failure on the part of the Landlord to re-enter or repossess the Leased Premises, or to exercise any of its rights hereunder upon any default, shall not be deemed a waiver of any subsequent default or defaults. All of Landlord's rights shall be cumulative and shall not preclude Landlord from exercising any other rights which he may have under law.

                                  ARTICLE XII
                              ACCESS BY LANDLORD
                              ------------------

     12.01 The Landlord or Landlord's agent shall have the right to enter the Leased Premises at all reasonable times to examine the same and show them to prospective purchasers or tenants so long as such entry by Landlord shall not unreasonably interfere with Tenant's business. In addition, the Landlord or Landlord's agent shall have the right to enter the Leased Premises upon the Tenant's failure to comply with its covenants.

                                 ARTICLE XIII
                                QUIET ENJOYMENT
                                ---------------

     13.01 The Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Term herein stated without hindrance or interruption by the Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

                                  ARTICLE XIV
                          SURRENDER UPON TERMINATION
                          --------------------------

     14.01 Upon vacating the Premises, Tenant shall leave all portions thereof, the maintenance for which Tenant is responsible pursuant to this Lease, in good order and repair, ordinary wear and tear and reasonable use and damage by the elements excepted, and shall remove all of Tenant's property so that the Landlord can repossess the Leased Premises not later than noon on the day upon which the Lease or any extensions thereof ends, whether upon notice or by holdover or otherwise. The Landlord shall have the same rights to enforce this covenant by an ejection action or eviction action and for damages or otherwise as for the breach or any other condition or covenant of this lease. The Tenant may at any time prior to or upon the termination of this Lease, or any renewal or extension thereof, remove from the Leased Premises all materials, equipment and property of every other sort or nature installed by the Tenant thereon, provided that such property is removed without substantial or material injury (i.e. cost to repair does not exceed $100.00 overall) to the Leased Premises.

     14.02 In the event Tenant continues to occupy the Leased Premises after the last day of the Lease term, or after the last day of any extension of said term, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a Tenant at will at a monthly rate equal to one hundred and fifty percent (150%) of the current annual rent and there shall be no renewal of this Lease by operation of law.

                                  ARTICLE XV
                                 SUBORDINATION
                                 -------------

     15.01 This Lease shall be subject and subordinate at all times to any existing or future Mortgage, secured by the premises. Although no instrument or act on the part of the Tenant shall be necessary to effectuate such subordination, the Tenant will, nevertheless, execute and deliver such further instruments requested by the Mortgagee or Landlord. The Landlord and Tenant agree that the Landlord may cause this Lease or a copy thereof, to be recorded in the Office of the Clerk of Court for Beaufort County, South Carolina.

                                  ARTICLE XVI
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     16.01 This Lease shall be governed by, construed, and enforced in accordance with the laws of the State of South Carolina.

     16.02 The covenants, terms, conditions, provisions, and understandings in this Lease or in any renewal thereof, shall extend to and be binding upon the successors and assigns, heirs and executors, of the respective parties hereto, as if they were in every case named and expressed and shall be construed as covenants running with the land; and wherever reference is made to either of the parties hereto, it shall be held to include and apply to all the successors and assigns of such parties, as if each and every case so expressed.

     16.03 The parties agree to execute and deliver any instruments in writing necessary to carry out any agreement, terms, conditions, or assurance in this Lease whenever occasion shall arise and request for such instrument shall be made, including a "short form lease" for recording purposes to evidence the understandings of the parties.

     16.04 This agreement contains the entire agreement and understanding between the parties. There are no oral understandings, terms or conditions, and neither party has relied upon any representation, express or implied, not contained in this Lease or the simultaneous writings heretofore referred to. All prior understandings, terms, or conditions are deemed to be merged in this Lease. No subsequent alteration, amendment or conditions to this Lease shall be binding upon the Landlord or the Tenant unless reduced to writing and signed by each party.

     16.05 If any provision of this Lease shall be declared invalid or unenforceable, the remainder of the Lease shall continue in full force and effect.

     16.06  Time is of the essence of this Lease.

     16.07 The Landlord shall not be liable for injury or damage to person or property occurring within the Leased Premises, unless caused by or resulting from the negligence of the Landlord or any of the Landlord's agents, servants, or employees in the operation or maintenance of the leased Premises or the building containing the Leased Premises.

     16.08 No failure of Landlord to exercise any power given by Landlord hereunder or to insist upon absolute and strict compliance by Tenant with Tenant's obligations hereunder shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     16.09 The Landlord shall have the right without notice to Tenant to sell or assign his interest in this Lease.

     16.10 In the event that the Town, or any other governmental body or authority requires any inspections, fees, or modifications to the Leased Premises, or any utilities servicing same as a result of the business operations of the Tenant, the Tenant agrees to pay for any such modification, fee, or inspection. An example of such item would be the requirement to install a back-flow preventer.

     16.11 Any notice hereunder shall be deemed to have been given by depositing in the first-class mail, return receipt requested, to the following:
Carolina Office Park, LLC, c/o Robert Glover, Post Office Box 23049, Hilton Head, SC 29925 and to Russell P. Patterson, Attorney for Carolina Office Park, LLC, P.O. Drawer 7049, Hilton Head, SC 29938.

                                 (blank space)

     16.12 WAIVER OF JURY TRIAL -- The parties to this Lease Agreement hereby expressly waive any right to request a jury trial in connection with any dispute or matter under this Lease Agreement.

     IN WITNESS WHEREOF, the parties have executed this Lease Agreement the date and year first written above.

WITNESSES:                                   LANDLORD:

________________________________             CAROLINA OFFICE PARK, LLC

________________________________

                                             By        /s/
                                               ---------------------------------
                                             Its Member

________________________________             TENANT:

________________________________             By        /s/
                                               ---------------------------------
                                             Its Vice President

                                 SCHEDULE A-1

Architectural drawing of office space for Millionaire.com for 3,625 square feet within #7 Plantation Park Drive, Plantation Business Park, Bluffton, South Carolina, 29910.

                                  SCHEDULE A-2

Continuation of architectural drawing of office space for Millionaire.com for 3,625 square feet within #7 Plantation Park Drive, Plantation Business Park, Bluffton, South Carolina, 29910.

                                 SCHEDULE "B"

Attached to and made part of Lease, dated November 19/th/, 1999 between Carolina
                                          ---------------               --------
Office Park, LLC, and Millionaire.com.
----------------

Tenant agrees for itself, its employees, agents, clients, customers, invitees and guests, to comply fully with the following rules and regulations and with such reasonable modification thereof and additions thereto as Landlord may make for the building:

a) Any sign, lettering, picture, notice or advertisement installed within the Premises which is visible from the public corridors within the Building shall be installed in such manner and be of such character and style as Landlord shall approve in writing. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the Building.

b) Tenant shall not use the name of the Building for any purpose other than that of the business address of Tenant, and shall not use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence.

c) Tenant shall not obstruct sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in or about the Building, nor shall Tenant place objects against glass partitions, doors or windows which would be unsightly from the Building's corridors, or from the exterior of the Building.

d) No animals or pets or bicycles or other vehicles shall be brought or permitted to be in the Building or the Premises.

e) Tenant shall not make excessive noises, cause disturbances or vibrations, or use or operate any musical electrical or electronic devices or other devices that emit loud sounds or air waves which may disturb or annoy other tenants or occupants of the building.

f) Tenant shall not make any room-to-room canvass to solicit business from other tenants of the building and shall cooperate to prevent same.

g) Tenants shall not create any odors which may be offensive to other tenants or occupants of the Building.

h) Tenant shall not waste electricity, water or air-conditioning, and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning. Tenant shall not adjust any controls other than room thermostats installed for Tenant's use. Tenant shall not tie, wedge or otherwise fasten open any water faucet or outlet. Tenant shall keep all corridor doors closed.

i) No additional locks or similar devices shall be attached to any door and no locks shall be changed except by Landlord. Upon termination of this Lease of Tenant's possession of the Premises, Tenant shall surrender all keys for door locks and other locks in or about the

     Premises and shall make known to Landlord the combination of all locks, safes, cabinets and vaults which are not removed by Tenant.

j) Tenant assumes full responsibility for protecting the Premises from theft, robbery, and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the premises locked and other means of entry to the Premises closed and secured.

k) Tenant shall not install or operate any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises.

l) Tenant shall not employ any person to perform any cleaning, repairing, janitorial, decorating, painting or other services or work in or about the Premises, except with the approval of Landlord, which approval shall not be unreasonably withheld.

m) Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

n) Tenant shall not overload any floor and shall not install any heavy objects, safes, business machines, files or other equipment without having received Landlord's prior written consent as to size, maximum weight, routing and location thereof. Safes, furniture, equipment, machines and other large or bulky articles shall be brought through the Building and into and out of the Premises at such times and in such a manner as the Landlord shall direct (including the designation of elevator) and at Tenant's sole risk and responsibility. Prior to Tenant's removal of any such articles from the Building, Tenant shall obtain written authorization therefor at the Office of the Building and shall present such writing to a designated employee.

o)   Tenant shall not in any manner deface or damage the Building.

p) Tenant shall not bring into the Building or Premises inflammables such as gasoline, kerosene, naptha and bezine, or explosives or any other articles of an intrinsically dangerous nature.

q) Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Lessee of any merchandise or materials other than hand-delivered packages, which requires the use of elevators or stairways or movement through the building entrances or lobby, shall be restricted to the hours designated by Landlord and in a manner agreed upon between Tenant and Landlord by pre-arrangement before performance. Tenant assumes all risk of damage to any and all articles so moves, as well as injury to any person or property in such movement, and hereby agrees to indemnify Landlord against any loss resulting therefrom.

r) Landlord shall not be responsible for any lost or stolen property, equipment, money or jewelry from the leased premises or the public areas of the building regardless of whether such loss occurs when the leased premises are locked or not.

s) No food shall be prepared or cooked in the demised premises, and the premises shall not be used for housing, lodging, sleeping or for any immoral or illegal purpose. Nothing contained in this clause, however, shall be construed to prohibit to Tenant's operation of employee coffee lounge facilities in the demised premises.

t) Tenant will refer all contractors/installation technicians rendering any service for Tenant for supervision and approval before performance of any contractual services. Tenant will not permit any mechanic's liens to be placed against the premises and that any contract Tenant enters into for work to be performed on the premises will contain a waiver of mechanic's lien.

Tenant shall be responsible for the observance of all of the foregoing rules and regulations by Tenant's employees, agents, clients, customers, invitees and guests. Landlord shall not be responsible for any violation of the foregoing rules and regulations by other tenants of the Building and shall have no obligation to enforce the same against other tenants.



                                    Approved by Tenant:



                                    /s/                       Vice President
                                    -----------------------------------------
                                    Name
                                             11/19/99
                                    ------------------------------------------
                                    Date

                                   SCHEDULE C


PRICING NOTES
MILLIONAIRE.COM
PREPARED BY: J. BANKS DESIGN GROUP
DATE: OCTOBER 25, 1999

General Notes
The attached space plan is located within Coastal Concrete's new building at 7 Plantation Park Drive, Bluffton, SC. The design intent is that all construction standards and codes match the original build-out. All sub-contractors are expected to visit the space prior to submitting estimates. We anticipate that the Landlord will be able to obtain preliminary pricing from the sub-contractors to proceed with lease agreements etc.

SPACE#'S 40, 41, 41A 41B, 45

Space #41, 41a and 41b are partially built-out. Space #'s 40, 45 are totally built out and require only minor modification. The 2 x 2 acoustical ceiling, 2x 4 fluorescent fixtures, light switches, painted "exterior walls" and several duplex/communication outlets are existing. Existing outlets are noted as "ex".

1. Anticipate providing a 6 foot plastic laminate base cabinet with sink and wall cabinets. Price millwork separately from the plumbing. Provide water line for coffee maker and icemaker in full height refrigerator. Contractor to provide and install refrigerator.

2. Provide approximately 70 lineal feet of adjustable shelving in Closet #41b.

3. Relocate approximately 7-2 x 4 fluorescent fixtures. Add 4 paracube lenses to fluorescent fixtures in conference room.

4. Add outlets as noted on plan. Existing are noted as "ex".

5. Price providing and installing C-2 carpet, direct glue down. Dimension Carpet, Pattern: Aiken, Color: Barley, 36 oz. cut pile carpet. Rubber cove base to match existing.

6. Office #40 is built-out and requires no additional work. Locks to be changed out.

7. Cut in new door and frame in Office #45. Remove hardware from existing door and lock off from Corridor #48. Add new wall switch. Add blank cover plate to existing switch.

8. Remove existing door and frame from door in corridor #02. Add new hollow metal cased opening frame. Add new partition, door, lockset and frame in corridor #42,

SPACE#'s 50, 51, 52, 53, and 54

1. Build new partitions dividing offices as noted. Half wall to be 66" high x 8'-6" long. Add sound attenuation blanket between all private offices and 2 feet either side of partition above tile.

2. Install HVAC, ceiling tile, and other items required by code in new build-out.

3. Estimate installing 15 new 2 x 4 fluorescent fixtures in open area #15; add switch at front entry. Estimate installing 13 incandescent downlights in private offices, add dimmer switch in each office. Price out as separate option installing paracube lenses in open area in lieu of acrylic lens.

4. Add two Wiremold power/data poles at locations noted.

5. Add electrical voice/data outlets as noted.

6. Price installing same C-2 carpet and base.

7. All walls to by painted P-I. Sherwin Williams Roasted Almond SW1 143. All doors and frames to be painted P-3, Sherwin Williams Bayberry #2205.

STATE OF SOUTH CAROLINA           )
                                  )
COUNTY OF BEAUFORT                )

Sworn to before me this ______
day of ______________, _______

______________________________
Notary Public for South Carolina

My Commission Expires: ______________